Calculation of Interest Income on Notes Receivable (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		9 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2012	Sep. 30, 2011
Interest Income And Other Income Net [Line Items]
Servicing fees collected	$ 27,689		$ 57,190
Subservicing fee payable to Ocwen	10,633		23,093
Net servicing fees retained by HLSS	17,056		34,097
Reduction in notes receivable - Rights to MSRs	3,039		6,555
Total	$ 14,017		$ 27,542